Exhibit 10.19

THIRD AMENDMENT
TO

LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement is entered into as of November 27, 2017 and to be effective as of June 12, 2017 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”), DIGITAL GLOBE SERVICES INC. (“Digital”), TELSATONLINE, INC. (“TelSat”), DGS EDU, LLC (“DGS”) and 7 DEGREES LLC (“7 Degrees”).

RECITALS

Digital, TelSat, DGS, and 7 Degrees (individually and collectively referred to herein as “Borrower”) and Bank are parties to that certain Loan and Security Agreement dated as of March 31, 2015 and, as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of March 31, 2016, and that certain Second Amendment to Loan and Security Agreement dated as of June 2, 2017 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment. Capitalized terms used without definition herein shall have the meanings assigned to them in the Agreement.

NOW, THEREFORE, the parties agree as follows:

1.            Notwithstanding the prohibition in Section 7.2 of the Agreement, and subject to the term and conditions set forth herein, Bank hereby consents to the corporate reorganization that results in DGS Limited, a Bermuda entity, being the sole stockholder of Digital and of Telsat, and IBEX Holdings Limited, a Bermuda entity being the sole shareholder of DGS Limited.

2.            The following definition in Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means March 31, 2019, provided however, if there is an Event of Default that is continuing or there is any event that, with the passage of time or notice or both would, unless cured or waived, become an Event of Default, on March 31, 2018, then the Revolving Maturity Date shall automatically be March 31, 2018.

3.            Section 6.3(c) of the Agreement is amended and restated to read as follows:

(c)          as soon as available, but in any event within one hundred eighty (180) days after the end of Borrowers’ fiscal year, audited financial statements of DGS Limited, a Bermuda company (“Parent”), prepared in accordance with IFRS (with a reconciliation to GAAP), consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank, along with the consolidating financial statements of each Borrower and all other Subsidiaries of Parent; provided however that at all times that Borrower or Parent are subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, or any other comparable reporting requirements applicable to a Person following an initial public offering of such Person’s securities, such annual financial statements shall be delivered to Bank within one hundred twenty (120) days after the end of Borrowers’ fiscal year.

4.            The following is added to the end of Section 6.9(a) of the Agreement:

If, by March 31, 2018, Borrowers and Bank do not mutually agree upon with respect to financial covenant levels with respect to this Section 6.9(a) of the Agreement for the fiscal year ending June 30, 2019, then the financial covenant shall be as follows: Borrowers shall achieve an EBITDA of at least $750,000 for the trailing six month period ending on each of June 30, 2018, September 30, 2018, December 31, 2018, and March 31, 2019.

5.            Section 7.6 of the Agreement is amended and restated in its entirety to read as follows:

7.6          Distributions. Pay any dividends, make intellectual property royalty payments or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, or permit any of its Subsidiaries to do so, except that each Borrower may repurchase the stock of former employees pursuant to stock repurchase agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase, and the aggregate amount of such repurchase does not exceed $100,000 in any fiscal year.

6.           The following is added to the end of Section 7.7 of the Agreement:

Notwithstanding the foregoing, Borrower may make loans to Parent (in lieu of making any royalty payments or dividends or other distributions that may have been previously permitted under this Agreement, which are no longer permitted under this Agreement) as long as: (i) no Event of Default has occurred that is continuing or would exist immediately after giving effect thereto, (ii) Bank has provided its prior written consent to such loan, on a case by case basis, which consent shall not be unreasonably withheld, conditioned, or delayed, with the mutual understanding that such consent will be given if Borrower is considered by the Bank to be in good standing under the Agreement, and (iii) no modifications to the terms of such loans are entered into without Bank’s prior written consent.

7.            Pursuant to Section 7.7 of the Agreement, as amended herein, Bank hereby consents to a $400,000 loan to Parent from Borrower at an interest rate of at least 2% per annum and a maturity date of no later than five years from the onset of such loan.

8.            Section 7.9 of the Agreement is amended and restated in its entirety to read as follows:

7.9          Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank’s prior written consent.

9.           Exhibit D to the Agreement is replaced in its entirety with Exhibit D attached hereto.

10.         Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

11.         Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

12.         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrowers shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

13.          As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)             the original signed Amendment and all other Loan Documents being executed in connection herewith, duly executed by Borrower and Parent;

(b)             assumption and affirmation of stock pledge agreement duly executed by Parent;

(c)             payment of all Bank Expenses incurred through the date hereof; and

(d)             such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

DIGITAL GLOBE SERVICES INC.

By:	/s/ George Andrew Lear III

Name:	George Andrew Lear III

Title:	CFO

TELSATONLINE, INC.

By:	/s/ George Andrew Lear III

Name:	George Andrew Lear III

Title:	CFO

DGS EDU, LLC.

By:	/s/ George Andrew Lear III

Name:	George Andrew Lear III

Title:	CFO

7 DEGREES, LLC

By:	/s/ George Andrew Lear III

Name:	George Andrew Lear III

Title:	CFO

HERITAGE BANK OF COMMERCE

By:	/s/ Karla Schrader

Name:	Karla Schrader

Title:	VP